                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                     ---------------------------------------

                                    FORM 8-K

                     ---------------------------------------


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 29, 2002


                            PRIME GROUP REALTY TRUST
             (Exact name of registrant as specified in its charter)


MARYLAND                               1-13589                 36-4173047
------------------------------------------------------------------------------
(State or other jurisdiction of    (Commission File        (I.R.S. Employer
incorporation)                           Number)           Identification No.)


77 West Wacker Drive, Suite 3900, Chicago, Illinois              60601
------------------------------------------------------------------------------
      (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code: (312)917-1300

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS.

     On or about May 29, 2002, after the filing of this Form 8-K, Prime Group Realty Trust, (the "Registrant") intends to make available additional financial and operational information concerning the Registrant and properties owned by it or its' affiliates as of March 31, 2002, in the form of a Supplemental Information Package, a copy of which is included as an exhibit to this filing. The Supplemental Information Package is available on the Registrant's Internet site (www.pgrt.com). The supplemental package is also available upon request as
      ------------
specified therein.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 29, 2002                         PRIME GROUP REALTY TRUST

                                            By:  /s/ Louis G. Conforti
                                                 ---------------------------
                                                 Louis G. Conforti
                                                 Co-President and
                                                 Chief Financial Officer

--------------------------------------------------------------------------------

                         [LOGO] PRIME GROUP REALTY TRUST

                               FIRST QUARTER 2002

                 SUPPLEMENTAL FINANCIAL AND OPERATING STATISTICS

                    For the three months ended March 31, 2002

                                   [PICTURE]

This Supplemental Financial and Operating Statistics is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made by means of a prospectus.

Certain statements in this release regarding anticipated operating results and time are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the statements and projections are based upon reasonable assumptions, actual results may differ from those projected. Key factors that could cause actual results to differ materially include economic downturns, successful and timely completion of acquisitions, renovations and development programs, leasing activities and other risks associated with the commercial real estate business, and as detailed in the Company's filings from time to time with the Securities and Exchange Commission.

--------------------------------------------------------------------------------

                                     [LOGO]
                                   PRIME GROUP
                                  REALTY TRUST

                                Table of Contents

Company Overview                                                                                                   Page
       Corporate Profile                                                                                             3
       Board of Trustees and Executive Officers                                                                      4

Quarterly Financial and Operating Results
       First Quarter Highlights                                                                                      5
       Consolidated Statements of Income -Three Months ended March 31, 2002                                          6
       Consolidated Reconciliation of Net Income to FFO -Three Months ended March 31, 2002                           7
       Consolidated Balance Sheets                                                                                   8
       Leasing Activity Analysis                                                                                     9
       Same Store Leasing Analysis                                                                                  10
       Development Project Status                                                                                   11

Indebtedness/Capital Information
       Indebtedness Activity                                                                                        12
       Capital Events                                                                                               13
       Market Capitalization                                                                                        14
       Indebtedness Schedule                                                                                        15
       Indebtedness Allocation Graphs                                                                               16
       Interest Rate Hedge Agreements                                                                               17
       Indebtedness Maturities                                                                                      18
       Indebtedness Maturities with Extension Options                                                               19
       Indebtedness Schedule for 2002                                                                               20
       Maturing Contractual Obligations                                                                             21

Portfolio Information
       Square Feet of Office and Industrial Properties Owned
           and Joint Venture Development Interests                                                                  22
       Property Summary                                                                                             23
       Office Lease Expiration Schedule                                                                             25
       Industrial Lease Expiration Schedule                                                                         26
       Largest Office Tenants by Gross Revenue                                                                      27
       Largest Office Tenants by Percentage of Square Footage in Portfolio                                          28
       Largest Industrial Tenants by Gross Revenue                                                                  29
       Largest Industrial Tenants by Percentage of Square Footage in Portfolio                                      30
       Tenancy by Standard Industrial Classification (SIC)                                                          31

Investor Relations Information                                                                                      32

                Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
1                                  (NYSE:PGE)                            1Q 2002

                                     [LOGO]
                                  PRIME GROUP
                                  REALTY TRUST

                                Corporate Profile

Prime Group Realty Trust is a fully-integrated, self-administered, and self-managed real estate investment trust (REIT) that owns, manages, leases, develops, and redevelops office and industrial property, primarily in metropolitan Chicago. As of May 29, 2002, we owned 24 office properties containing an aggregate of 7.8 million net rentable square feet and 30 industrial properties containing an aggregate of 3.9 million net rentable square feet. In addition, we have joint venture interests in two office properties containing an aggregate of approximately 1.3 million net rentable square feet. The portfolio also includes approximately 202.1 acres of developable land and the rights to acquire an additional 31.6 acres of developable land. In addition, we are developing Dearborn Center in downtown Chicago, a Class A, state-of-the-art office tower containing 1.5 million rentable square feet of office space. We also own a joint venture interest in a new suburban office development consisting of 0.1 million of ren

In terms of net rentable square feet, approximately 89.0% of our office properties and all of our industrial properties, are located in metropolitan Chicago. The properties located in metropolitan Chicago accounted for approximately 90.2% of our total rental revenue, and 97.2% of tenant reimbursement revenue for the three months ended March 31, 2002. Our remaining office properties are located in Cleveland, Ohio; and Knoxville, Tennessee.


We are employing a bifurcated approach to maximizing shareholder value by delivering property-level performance through its operational efforts, and by pursuing the required capital transactions in order to resolve the short-term liquidity issue.

                Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
1                                 (NYSE: PGE)                            1Q 2002

                                     [LOGO]
                                   PRIME GROUP
                                  REALTY TRUST


Board of Trustees
-----------------

Richard S. Curto
Trustee
Jacque M. Ducharme
President, Julien J. Studley, Inc.
Stephen J. Nardi
Acting Chairman of the Board, Prime Group Realty Trust
Christopher J. Nassetta
President and Chief Executive Officer, Host Marriott Corporation
Michael W. Reschke
Chairman of the Board and Chief Executive Officer, The Prime Group, Inc. The Honorable Governor James R. Thompson
Partner and Chairman of the Executive Committee, Winston & Strawn

Executive Officers
------------------

Stephen J. Nardi
Acting Chairman of the Board of Trustees
Louis G. Conforti
Co-President, Chief Financial Officer
Jeffrey A. Patterson
Co-President, Chief Investment Officer
James F. Hoffman
Executive Vice-President, General Counsel and Secretary

                Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
1                                  (NYSE: PGE)                           1Q 2002

                                     [LOGO]
                                  PRIME GROUP
                                  REALTY TRUST

                          First Quarter 2002 Highlights

Funds from operations for the first quarter of 2002 excluding the non-operating charges described below ("Operating FFO"), totaled $0.46 per diluted share, representing an increase of 12.2% from the $0.41 per diluted share reported in the first quarter of 2001. On a cash basis without straight-line rent, Operating FFO per diluted share for the first quarter was $0.40, an increase of 25.0% from the $0.32 reported in the first quarter of 2001.

We realized a decline in "same-store" property-level net operating income of 1.3% for the 11.6 million square feet of office and industrial properties that were owned during the first quarter of 2001 and 2002.

During the quarter, we signed 19 new leases totaling 261,349 square feet and renewed 14 leases totaling 67,144 square feet. Lease renewals averaged a 5.2% increase over prior net rents.

During the quarter, we replaced previously-issued letters of credit totaling $48.8 million with $25.2 million of replacement letters of credit and repurchased $23.3 million of Industrial Development Revenue Bonds.

Our Board of Trustees determined not to declare the regular quarterly distributions on our Series A and Series B cumulative preferred shares for the first quarter of 2002 and to continue the suspension of dividends on our common shares.

On January 16, 2002, we exercised our put right and assigned an interest in a joint venture, which owns a development site located at Monroe Street and Wacker Drive in downtown Chicago, to the our joint venture partner for $22.9 million. We used $16.5 million of the cash proceeds to repay a loan the joint venture partner made to us in 2001.

Hyundai Motor America purchased a 19.7 acre site in our Prime Aurora Business Park in January 2002. As part of this transaction, Hyundai selected us as developer of a 350,800 square foot auto parts distribution and central region office on the site.

                Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
1                                (NYSE: PGE)                             1Q 2002

Consolidated Statements of Operations
(000's omitted, except per share data)

                                                                                           Three Months ended
                                                                                                March 31
                                                                                          2002            2001
                                                                                      --------------------------
Revenue

Rental                                                                                 $   33,179        $33,477
Tenant reimbursements                                                                      17,278         17,796
Other property revenues                                                                     1,882          2,017
Service Company revenues                                                                    1,431          1,731
Interest income and other                                                                     837          1,364
                                                                                      --------------------------
Total revenue                                                                              54,607         56,385

Expenses

Property operations                                                                        13,339         14,251
Real estate taxes                                                                          11,568         10,643
Depreciation and amortization                                                              10,348          9,998
Interest                                                                                   11,434         13,317
General and administrative                                                                  1,975          2,401
Service Company operations                                                                  1,135          1,788
Provision for asset impairment                                                             38,805          1,500
Strategic alternative costs                                                                   262            490
                                                                                      --------------------------
Total expenses                                                                             88,866         54,388

(Loss) income before (loss) gain on sales of real estate,
   minority interests and extraordinary items, and
   cumulative effect of change in accounting principle                                    (34,259)         1,997
(Loss) gain on sales of real estate, net                                                     (533)           834
                                                                                      --------------------------
(Loss) income before minority interests and extraordinary items,
   and cumulative effect of change in accounting principle                                (34,792)         2,831
Minority interests                                                                         16,685            108
                                                                                      --------------------------
(Loss) income before extraordinary items and
   cumulative effect of change in accounting principle                                    (18,107)         2,939
Extraordinary losses on extinguishment of debt, net of
   minority interests in the amount of $40 in 2001                                              -            (59)
                                                                                      --------------------------
(Loss) income before cumulative effect of change in
   accounting principle                                                                   (18,107)         2,880
Cumulative effect of change in accounting principle, net of
   minority interests of $218 in 2001                                                           -           (321)
                                                                                      --------------------------
Net (loss) income                                                                         (18,107)         2,559
Net income allocated to preferred shareholders                                             (3,199)        (3,036)
                                                                                      --------------------------
Net loss available to common shareholders                                             ($21,306.00)      ($477.00)
                                                                                      ==========================

Basic and diluted earnings available to common shares per
   weighted-average common share:
   Loss before (loss) gain on sales of real estate, extraordinary items, and cumulative effect of change in accounting
     principle, net of minority interests                                              $    (1.34)       $ (0.04)
   (Loss) gain on sales of real estate, net of minority interests                           (0.02)          0.03
   Extraordinary losses on extinguishments of debt, net of
     minority interests                                                                         -              -
   Cumulative effect of change in accounting principle, net of
     minority interests                                                                         -          (0.02)
                                                                                      --------------------------
Net loss available per weighted-average common share of
   beneficial interest - basic and diluted                                             $    (1.36)       $ (0.03)
                                                                                      ==========================


                Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
1                                 (NYSE: PGE)                            1Q 2002

Consolidated Reconciliation of Net Loss to FFO
(000's omitted, except per share data)


                                                                         Three Months ended
                                                                            December 31
                                                                         2001          2000
                                                                     ---------------------------
Net loss available to common shareholders                            $     (21,306)   $    (477)
Adjustments to reconcile to Funds from Operations:
    Real estate depreciation and amortization                                9,455        8,957
    Amortization of costs for leases assumed                                   163          196
    Joint venture adjustments                                                  843          835
    Adjustment for provision for asset impairment                           33,634        1,500
    Adjustment for sale of operating property                                  325         (423)
    Extraordinary loss on extinguishment of debt                                 -           59
    Minority interests                                                     (16,685)        (108)
    Cumulative effect of change in accounting principle                          -          321
                                                                     ---------------------------
Funds from Operations, including straight-line rental revenue:               6,429       10,860

   Straight-line rental revenue                                             (1,474)      (2,520)
   Straight-line rental revenue from joint venture                            (106)        (161)
                                                                     ---------------------------
                                                                     $    4,849.00    $8,179.00
                                                                     ===========================

Funds from Operations per common share
   of beneficial interest, including straight-line rental revenue:

        Basic                                                        $        0.24    $    0.41
                                                                     ===========================
        Diluted/(1)/                                                 $        0.24    $    0.41
                                                                     ===========================

Funds from Operations per common share
   of beneficial interest, excluding straight-line rental revenue:

        Basic                                                        $        0.18    $    0.31
                                                                     ===========================
        Diluted/(2)/                                                 $        0.18    $    0.31
                                                                     ===========================

Weighted average shares of beneficial interest:

        Basic                                                               26,512       26,401
                                                                     ===========================
        Diluted/(3)/                                                        26,512       28,461
                                                                     ===========================

/(1)/ The 2.0 million Series A Convertible Preferred Shares are antidilutive in 2002 and 2001 and assumes conversion of Series A Cumulative Preferred Shares into common stock and an add back to FFO of the related dividend of $786.

/(2)/ The 2.0 million Series A Convertible Preferred Shares are antidilutive.

/(3)/ The weighted average shares of beneficial interest in 2002 excludes the
2.0 million Series A Convertible Preferred Shares as these shares are antidilutive. The weighted average shares of beneficial interest in 2001 used in the computation of FFO excluding straight-line rent revenue excludes the 2.0 million Series A Cumulative Convertible Preferred Shares as these shares are antidilutive.

                Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
1                                 (NYSE: PGE)                            1Q 2002

Consolidated Balance Sheets
(000's omitted, except share data)
(Unaudited)

                                                                                                 March 31         December 31
Assets                                                                                             2002              2001
                                                                                              --------------------------------
Real estate, at cost:
   Land                                                                                       $     193,379      $     193,380
   Building and improvements                                                                        888,035            920,723
   Tenant improvements                                                                               85,018             82,285
   Furniture, fixtures, and equipment                                                                10,141             10,128
                                                                                              --------------------------------
                                                                                                  1,176,573          1,206,516
   Accumulated depreciation                                                                        (106,644)           (97,495)
                                                                                              --------------------------------
                                                                                                  1,069,929          1,109,021
   Property under development                                                                       248,931            224,994
   Property held for sale                                                                                 -              7,322
                                                                                              --------------------------------
                                                                                                  1,318,860          1,341,337
Investments in unconsolidated entities                                                                1,612             25,214
Cash and cash equivalents                                                                             8,717              6,582
Receivables, net of allowance of $1,346 and $992 at March 31, 2002 and December 31, 2001, respectively:
      Tenant                                                                                          2,978              4,033
      Deferred rent                                                                                  23,285             21,811
      Other                                                                                           1,923              3,402
Restricted cash escrows                                                                              53,496             75,962
Deferred costs, net                                                                                  50,883             42,580
Other                                                                                                 7,112              6,728
                                                                                              --------------------------------
Total assets                                                                                  $   1,468,866      $   1,527,649
                                                                                              ================================

Liabilities and Shareholders' Equity

Mortgage notes payable                                                                        $     739,156      $     762,349
Bonds payable                                                                                        33,900             57,150
Construction financing                                                                              141,197            105,637
Accrued interest payable                                                                             12,448             10,323
Accrued real estate taxes                                                                            34,127             40,251
Accounts payable and accrued expenses                                                                33,838             38,479
Construction costs payable, including retention of $4,640 and $7,412 at
      March 31, 2002 and December 31, 2001, respectively                                             16,455             29,254
Liabilities for leases assumed                                                                       17,278              9,925
Deficit investment in unconsolidated entity                                                           5,095              5,260
Deferred hedge liability                                                                              4,463              6,455
Other                                                                                                11,825             11,654
                                                                                              --------------------------------
Total liabilities                                                                                 1,049,782          1,076,737
Minority interests:
   Operating Partnership                                                                            113,331            126,806
   Other                                                                                              2,000              2,000
Series A - Cumulative Convertible Preferred Shares, 2,000,000 shares designated,
      issued and outstanding at March 31, 2002 and December 31, 2001                                 40,000             40,000
Shareholders' equity:
   Preferred Shares, $0.01 par value; 30,000,000 shares authorized:
      Series B - Cumulative Redeemable Preferred Shares, 4,000,000 shares designated,
       issued and outstanding at March 31, 2002 and December 31, 2001, respectively                      40                 40
   Common Shares, $0.01 par value; 100,000,000 shares authorized; 15,703,158 shares
         issued and outstanding at March 31, 2002 and December 31, 2001                                 157                157
   Additional paid-in capital                                                                       329,476            329,390
   Accumulated other comprehensive loss                                                              (8,387)           (11,055)
   Distributions in excess of earnings                                                              (57,533)           (36,426)
                                                                                              --------------------------------
Total shareholders' equity                                                                          263,753            282,106
                                                                                              --------------------------------
Total liabilities and shareholders' equity                                                    $   1,468,866      $   1,527,649
                                                                                              ================================

                 Supplemental Financial and Operating Services
                            Prime Group Realty Trust
1                                  (NYSE: PGE)                           1Q 2002

Leasing Activity Analysis
March 31, 2002

First Quarter 2002                1/1/02         3/31/02         1/1/02          1/1/02        3/31/02          3/31/02
LEASING                     Net Rentable    Net Rentable       Lease SF     Occupied SF      Leased SF      Occupied SF
-----------------------------------------------------------------------------------------------------------------------
Downtown Office                5,534,694       5,535,249      5,298,078       5,294,799      5,277,620        5,238,791
Suburban Office                3,217,438       3,219,032      2,966,764       2,830,503      2,951,313        2,849,109
                         ----------------------------------------------------------------------------------------------
Total Office                   8,752,132       8,754,281      8,264,842       8,125,302      8,228,933        8,087,900

Industrial                     3,914,712       3,914,712      3,256,664       3,198,314      3,410,939        3,410,939
                         ----------------------------------------------------------------------------------------------
Total Portfolio               12,666,844      12,668,993     11,521,506      11,323,616     11,639,872       11,498,839
                         ==============================================================================================

                         ----------------------------------------------------------------------------------------------
Total Development              1,687,023       1,687,023        961,852               0        961,852                0
                         ==============================================================================================

First Quarter 2002       Number of      SF of Move
LEASING                  Move Outs            Outs
---------------------------------------------------
Downtown Office             15              79,125
Suburban Office             19              68,375
                         --------------------------
Total Office                34             147,500

Industrial                   0                   0
                         --------------------------
Total Portfolio             34             147,500
                         ==========================

                         --------------------------
Total Development            0                   0
                         ==========================

First Quarter 2002           Number of      SF of New      1/1/02       1/1/02     3/31/02       3/31/02
NEW LEASING                 Net Leases        Leasing    Leased %   Occupied %    Leased %    Occupied %
---------------------------------------------------------------------------------------------------------
Downtown Office                 6              61,600       95.7%        95.7%       95.3%         94.6%
Suburban Office                12              45,474       92.2%        88.0%       91.7%         88.5%
                         --------------------------------------------------------------------------------
Total Office                   18             107,074       94.4%        92.8%       94.0%         92.4%

Industrial                      1             154,275       83.2%        81.7%       87.1%         87.1%
                         --------------------------------------------------------------------------------
Total Portfolio                19             261,349       91.0%        89.4%       91.9%         90.8%
                         ================================================================================

                         --------------------------------------------------------------------------------
Total Development               0                   0       57.0%         0.0%       57.0%          0.0%
                         ================================================================================

First Quarter 2002           Number of      SF up for    SF of Leases     Renewal Previous     Net    Renewal Net    % Increase
RENEWAL LEASING             Net Leases       Renewal+         Renewed   Precentage            Rent      Rent Avg.       in Rent
-------------------------------------------------------------------------------------------------------------------------------
Downtown Office                 9              90,960          34,071      37.5%             $22.04      $23.12           4.93%
Suburban Office                 5              78,970          33,073      41.9%             $14.81      $15.63           5.51%
                         ------------------------------------------------------------------------------------------------------
Total Office                   14             169,930          67,144      39.5%             $18.48      $19.43           5.16%

Industrial                      0                   0               0       0.0%             $ 0.00      $ 0.00           0.00%
                         ------------------------------------------------------------------------------------------------------
Total Portfolio                14             169,930          67,144      39.5%             $18.48      $19.43           5.16%
                         ======================================================================================================

+SF up for Renewal column excludes bankrupt tenants


                Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
1                                 (NYSE: PGE)                            1Q 2002

Same-Store Leasing Analysis
3/31/2001 vs. 3/31/2002

                                         Building Size       SF Leased     % Leased    Building Size       SF Leased     % Leased
Industrial Property                       (SF) 3/31/01       3/31/2001      3/31/01     (SF) 3/31/02         3/31/02      3/31/02
                                       ------------------------------------------------------------------------------------------
Enterprise Center II                          169,435          28,978        17.1%          169,435          28,978        17.1%
Enterprise Center III                         291,550         291,550       100.0%          291,550         154,275        52.9%
Enterprise Center IV                           87,483          85,799        98.1%           87,484          85,800        98.1%
Enterprise Center EC                           54,070          40,000        74.0%           54,070          54,070       100.0%
Enterprise Center V                           196,475         196,475       100.0%          196,475         196,475       100.0%
Enterprise Center VI                          250,266         248,255        99.2%          250,266         248,255        99.2%
Hammond Enterprise Center                      76,821          71,203        92.7%           76,821          71,203        92.7%
Enterprise Center VII                         462,670         462,670       100.0%          462,670         462,670        92.7%
Enterprise Center VIII                        242,199         242,199       100.0%          242,199          81,859       100.0%
Enterprise Center IX                          156,996         156,996       100.0%          162,682         162,682        33.8%
Enterprise Center X                           172,945         169,829        98.2%          172,775         169,659       100.0%
Arlington I-III                               304,506         304,506       100.0%          304,506         304,506        98.2%
342 Carol                                      67,935          67,935       100.0%           67,935          67,935       100.0%
343 Carol                                      30,084          30,084       100.0%           30,084          30,084       100.0%
370 Carol                                      60,290          60,290       100.0%           60,290          60,290       100.0%
388 Carol                                      40,920          40,920       100.0%           40,502          40,502       100.0%
200 Fullerton                                  66,254          66,254       100.0%           66,254          66,254       100.0%
350 Randy                                      25,200          15,750        62.5%           25,200          25,200       100.0%
550 Kehoe                                      44,575          44,575       100.0%           44,575          44,575       100.0%
4160 Madison                                   79,532          79,532       100.0%           79,532          79,532       100.0%
4211 Madison                                   90,344          90,344       100.0%           90,344          90,344       100.0%
4300 Madison                                  127,129         115,257        90.7%          127,129         115,257       100.0%
1051 Kirk Road                                120,004         120,004       100.0%          120,004         120,004        90.7%
1401 S. Jefferson                              17,265          17,265       100.0%           17,265          17,265       100.0%
11039 Gage                                     21,935          21,935       100.0%           21,935          21,935       100.0%
11045 Gage                                    136,600         136,600       100.0%          136,600         136,600       100.0%
555 Kirk                                       62,400          62,400       100.0%           62,400          62,400       100.0%
1541 Abbott                                    43,930          43,930       100.0%           43,930          43,930       100.0%
1455 Sequoia Drive                            257,600         161,100        62.5%          257,600         216,200       100.0%
                                          -----------     -----------       ------      -----------     -----------       ------
Industrial Property Total                   3,757,413       3,472,635        92.4%        3,762,512       3,258,739        86.6%
                                          -----------     -----------       ------      -----------     -----------       ------
Downtown Office
33 W. Monroe                                  846,759         846,759       100.0%          846,759         786,491        92.9%
77 W. Wacker                                  944,556         944,556       100.0%          944,556         925,120        97.9%
208 S. LaSalle                                859,982         835,363        97.1%          861,566         793,934        92.2%
180 N. LaSalle                                757,132         693,727        92.3%          758,361         685,410        90.4%
IBM Plaza                                   1,354,973       1,304,407        96.3%        1,356,826       1,319,664        97.3%
National City Center                          766,965         766,965       100.0%          767,181         767,001       100.0%
                                          -----------     -----------       ------      -----------     -----------       ------
Downtown Office Total                       5,530,367       5,391,777        97.5%        5,535,249       5,277,620        95.4%
                                          -----------     -----------       ------      -----------     -----------       ------
Suburban Office
2000 York/(1)/                                199,711         197,661        99.0%          200,823         200,823       100.0%
2100 Swift                                     58,000          58,000       100.0%           58,000          58,000       100.0%
6400 Shafer                                   166,122         163,526        98.4%          166,749         150,197        90.1%
7100 Madison                                   50,157          50,157       100.0%           50,157          50,157       100.0%
Atrium Building                                65,356          58,154        89.0%           65,362          57,073        87.3%
Brush Hill                                    109,858         109,858       100.0%          109,877         106,215        96.7%
Center Square I                                93,711          73,264        78.2%           93,711          72,138        77.0%
Citibank Office                               105,644         103,641        98.1%          106,174          97,455        91.8%
Commerce Point                                236,738         225,753        95.4%          236,771         215,223        90.9%
Continental Towers                            923,992         885,721        95.9%          925,091         799,846        86.5%
Enterprise Drive                              129,574         112,598        86.9%          129,655         127,920        98.7%
Enterprise II                                  62,580          62,580       100.0%           62,619          54,270        86.7%
Jorie Boulevard                               191,666         191,666       100.0%          191,666         191,666       100.0%
Narco River                                    65,396          55,394        84.7%           65,386          52,065        79.6%
Narco Tower                                    50,400          50,400       100.0%           50,400          50,400       100.0%
Olympian Office Center                        165,685         161,910        97.7%          165,717         160,023        96.6%
Pine Meadows (A - C)                          100,616          94,081        93.5%          100,616         100,616       100.0%
Pine Meadows D                                102,995         102,995       100.0%          102,995         102,995       100.0%
Salt Creek                                    100,838          95,782        95.0%          100,709          78,679        78.1%
Sun Annex                                      25,294          25,294       100.0%           25,543          17,784        69.6%
Two Century Center/(2)/                       219,842         219,842       100.0%          219,842         216,599        98.5%
                                          -----------     -----------       ------      -----------     -----------       ------
Suburban Office Total                       3,224,175       3,098,277        96.1%        3,227,863       2,960,144        91.7%
                                          -----------     -----------       ------      -----------     -----------       ------
Office Properties Total                     8,754,542       8,490,054        97.0%        8,763,112       8,237,764        94.0%
                                          -----------     -----------       ------      -----------     -----------       ------
              TOTALS                       12,511,955      11,962,689        95.6%       12,525,624      11,496,503        91.8%
                                          ===========     ===========       ======      ===========     ============      ======

/(1)/ Added back the Fitness Center to the building size and leased space as of 3/31/02 for comparison purposes.

/(2)/ Added back the Fitness, Penthouse, and Engineering spaces to the building size and leased space as of 3/31/02 for comparison purposes.

                Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
1                                  (NYSE: PGE)                           1Q 2002

Development Project Status
March 31, 2002

                                                 Estimated       Net Rentable
Development Projects:         Location          Project Cost     Square Feet   Leasing and Construction Status
-------------------------------------------------------------------------------------------------------------------------
CBD Office:

Dearborn Center               Chicago, IL       $ 355,000,000    1,515,298     Leased 617,967 SF to Bank One Corporation
                                                                               Leased 104,049 SF to Holland & Knight
                                                                               Leased 206,146 SF to Citadel Investment Group
                                                                               Scheduled to open September 2002

Joint Venture Development:
Pine Meadows Building E       Libertyville, IL  $  13,300,000       90,844     Base building completed

                 Supplemental Financial and Operating Statistic
                            Prime Group Realty Trust
1                                  (NYSE:PGE)                            1Q 2002

Indebtedness Activity
Three months ended March 31, 2002
Beginning Debt Balance (1/1/02)

Beginning Indebtedness Balance (1/1/02)               $  925,135,903

Indebtedness Retirement:

                                                          Amount
Property/Indebtedness Type                                Retired     Institution
----------------------------------------------------  --------------  --------------------------------------
Aurora Land Loan                                      $   (5,000,000) Friedman, Billings & Ramsey
Monroe Street/Wacker Drive Loan                          (16,500,000) HT-HQ Office, L.L.C.
Enterprise VII - X Letters of Credit                     (23,250,000) Chicago Industrial Development Revenue Bonds
Principal Amortization                                    (2,014,232) Various
                                                      --------------
     Total                                              ($46,764,232)
                                                      ==============

New Indebtedness:

                                                          Current                                               Interest     Loan
Property/Indebtedness Type                                Amount      Institution         Classification          Rate     Maturity
----------------------------------------------------  --------------  ------------------  --------------------  --------  ----------
Dearborn Center/Additional Mezzanine Loan Proceeds    $      862,748  Deutsche Bank       Fixed Rate             23.00%    1/5/2004
Dearborn Center/Additional Construction Proceeds          34,697,573  HypoVereinsbank     Hedged Variable Rate    5.11%    1/5/2004
1455 Sequoia Drive/Additional Construction
 Proceeds/(1)/                                               321,374  LaSalle Bank        Variable Rate           4.14%    5/31/2002
                                                      --------------
     Total                                            $   35,881,695
                                                      ==============

Ending Indebtedness Balance (3/31/02)                 $  914,253,366

/(1)/ Currently negotiating with lender for a one year extension

                Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
1                                 (NYSE: PGE)                            1Q 2002

Capital Events
Three Months Ended March 31, 2002

                                                  Net
                                                Rentable     Acquisition                   Date
                                                 Square     Cost / Sales     Mortgage    Acquired /
Property                     Location             Feet          Price          Debt        Sold
----------------------------------------------------------------------------------------------------
Acquisitions

Land:
    Aurora Land             Aurora, IL            33.0     $ 2,700,000               -    2/8/2002
    Batavia Land/(1)/       Batavia, IL           18.8       2,400,000                    3/7/2002
    Carol Stream Land/(1)/  Carol Stream, IL       6.1         800,000                    3/7/2002
                                             -------------------------
                                                  57.9     $ 5,900,000

Dispositions

Land:
    Aurora Land             Aurora, IL            52.5     $ 7,000,000     $ 2,800,000   2/28/2002
    Aurora Land/(2)/        Aurora, IL            19.7       3,400,000       2,200,000    2/5/2002
                                             -----------------------------------------
                                                  72.2     $10,400,000     $ 5,000,000

/(1)/ These parcels were acquired by the Operating Partnership from affiliates of Mr. Stephen J. Nardi, a Company Trustee and Acting Chairman of the Board, in exchange for 344,331 limited partner common units. These acquisitions complete the Company's obligation under a contract entered into as part of its initial public offering.

/(2)/ The Services Company agreed to act as the developer in connection with the construction of a 350,000 square foot industrial build to suit building on this property. In connection with this sale, the Services Company agreed to acquire a 222,840 square foot industrial building located in Aurora, Illinois for $10,350,000. The Services Company has contracted with a third party to acquire this property for a purchase price of $10,350,000. As part of the sale, the Services Company will master lease vacant space in the building for two years for a total rent of approximately $666,000.

                Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
1                                 (NYSE: PGE)                            1Q 2002

Market Capitalization
March 31, 2002

Common Equity
-------------
Common Shares Outstanding                          15,703,158
Operating Partnership Units/(1)/                   11,057,485
                                                -------------
Total Shares and Units                             26,760,643
PGE Share Price/(2)/                            $        7.66
                                                -------------
Common Equity Market Cap                        $ 204,986,525
                                                =============

                                                                                Cumulative
Preferred Stock                                                                  Dividend
---------------                                                                  --------
Series A Convertible Preferred/(3)/                             40,000,000        11.00%
Series B Cumulative Redeemable Preferred /(4)/                 100,000,000         9.00%
                                                             -------------
Total Preferred                                                140,000,000
                                                             -------------

Total Equity Market Capitalization                           $ 344,986,525
                                                             =============
                                                                                                       Weighted Average Maturity
                                                               Principal       Weighted Average   With Extension   Without Extension
Indebtedness                                                  Outstanding     Interest Rate/(5)/     Options           Options
------------                                                  -----------     ------------------  --------------   -----------------
Secured                                                      $ 914,253,366         7.65%               5.18/(6)/       4.47/(6)/
                                                             -------------
Total                                                        $ 914,253,366
                                                             =============

Weighted average interest rate includes the effect of the hedge agreements

Indebtedness Allocation
-----------------------

Fixed Rate                                                   $ 325,395,277         7.99%               7.70            7.70
Hedged Variable Rate                                           312,700,000         6.57%               3.02            1.61
Non-Hedged Variable Rate                                       101,060,746         4.81%               3.21            3.21
Construction Financing                                         141,197,343        12.38%               2.77            1.77
Low-Floater Industrial Development Revenue Bonds (IDRBs)        33,900,000         3.14%               6.86            3.66
                                                             -------------
Total                                                        $ 914,253,366
                                                             =============

                            Indebtedness Allocation

                                  [PIE CHART]

                      Construction Financing          15.4%
                      Non-Hedged Variable             11.1%
                      Hedged Variable Rate            34.2%
                      Fixed Rate                      35.6%
                      Low-Floater IDRBs                3.7%

/(1)/ Convertible one for one into common stock. On February 22, 2002, the Company amended the securities purchase agreement with Security Capital Preferred Growth Inc. and agreed to pay a deferral payment, as defined, of 3.5% of the $40,000,000 aggregate liquidation value of the Company's outstanding Series A preferred shares. This payment accrued from February 8, 2002 to the date of notice of redemption and compounds quarterly beginning March 31, 2002. The deferral payment increases by 0.50% every 90 days up to a maximum rate of 5.25%.

/(2)/ Price as of 3/31/02

/(3)/ Redeemable, at Security Capital's option, at $20.00 per share, with 10-day notice to the Company

/(4)/ Redeemable, at the Company's option, at $25.00 per share beginning June 5, 2003
/(5)/ Based on interest rates as of 3/31/02

/(6)/ Excluding construction financing

                  Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
1                                  (NYSE: PGE)                           1Q 2002

Indebtedness Schedule
March 31, 2002                                                                          Original
                                                                                          Loan      Interest     Loan      Maturity
Lender                                    Portfolio or Property                          Amount       Rate    Term (yrs)     Date
------                                    ---------------------                         --------      ----    ----------     ----
Fixed Rate Indebtedness:
New York Life                             National City Center (1900 East 9th St)       61,577,115    6.75%       2.0      4/10/2001
CIGNA                                     Continental Towers (1701 Golf Road)           75,000,000    7.22%      15.0        1/5/013
Capital Company of America                Commerce Point (3800 North Wilke Rd)          20,000,000    7.07%      10.0      3/11/2008
CIBC Oppenheimer                          Nardi Industrial                              16,511,000    7.17%      10.0       5/1/2008
Midland Loan Services                     Nardi Industrial                              15,556,000    7.17%      10.0       5/1/2008
Midland Realty Funding                    Nardi Industrial                              14,933,000    7.17%      10.0       5/1/2008
Capital Company of America                Citibank Building (1699 E. Woodfield Rd)       8,775,000    7.18%      10.0      5/11/2008
Deutsche Banc Alex. Brown /(1)/           IBM Plaza (330 North Wabash Ave)              30,000,000   11.75%       2.0      2/23/2002
Greenwich Capital                         7100 Madison                                   3,908,000    8.44%      10.0       5/1/2010
Capital Company of America                2100 Swift Drive                               5,200,000    7.19%      10.0      5/11/2008
Capital Company of America                6400 Shafer Court                             14,350,000    7.09%      10.0      6/11/2008
LaSalle Bank, N.A.                        Jorie Plaza ( 800 Jorie Boulevard)            22,800,000    8.33%      10.0      12/1/2010
Capital Company of America                Two Century Center (1700 East Golf Rd)        20,500,000    7.37%      10.0     11/11/2008
Capital Company of America                Oakbrook Business Center                      12,000,000    7.37%      10.0     11/11/2008
                                               (2000 York Road)
CIBC Oppenheimer                          Narco River Business Center                    2,800,000    8.68%      10.0      12/1/2009
                                               (1600 167th Street)
Deutsche Banc Mortgage Capital            Brush Hill Office Courte                       8,200,000    8.76%      10.0       1/1/2010
                                               (740 Pasquilleni Drive)
Capital Company of America                208 South LaSalle Street                      45,800,000    7.79%      15.0      4/11/2013
Deutsche Banc Alex. Brown                 Enterprise Office II (2305 Enterprise Dr.)     6,000,000    7.63%      10.0       3/1/2011
LaSalle Bank, N.A.                        Pine Meadows Three Story                      11,500,000    7.63%      10.0       4/1/2011
LaSalle Bank, N.A.                        555 Kirk Road and 1543 Abbott Drive            2,500,000    7.35%       1.0      4/30/2005
HT-HG Office LLC                          Monroe/Wacker JV Interest                     16,500,000   12.00%       1.0      1/18/2002
Friedman, Billings, & Ramsey              Aurora Land/DeKalb Land                       12,000,000   22.00%       0.1      3/31/2002


Total Fixed Rate Indebtedness

Hedged Variable Rate Indebtedness:
DGZ Deka Bank                             33 West Monroe Street                         67,000,000    3.49%       5.0     11/15/2005
Greenwich Capital                         180 North LaSalle Street                      60,000,000    5.63%       3.5      1/15/2004
Fleet National Bank                       33 West Monroe Street                         12,500,000    6.40%       3.0     11/15/2003
Fleet National Bank                       National City Center, Jorie Plaza,            20,000,000    8.88%       3.0      6/30/2003
                                               and 208 South LaSalle Street

Westdeutsche ImmobilienBank               IBM Plaza (330 North Wabash Ave)             160,000,000    8.00%       3.0     12/13/2002


Total Hedged Variable Rate Indebtedness

Variable Rate Indebtedness:
Corus Bank                                National City Center                          67,000,000    4.95%       5.0      4/30/2006
Corus Bank                                Pine Meadows Single-Story                     10,500,000    4.88%       1.1       4/1/2002
Corus Bank                                200 South Mitchell Court                       4,235,000    5.75%       2.0       9/1/2003
Corus Bank                                43-47 Hintz Road                               6,000,000    8.68%       3.0      9/30/2002
LaSalle Bank, N.A.                        1455 Sequoia Drive                             6,000,000    3.87%       2.0      6/30/2005
LaSalle Bank, N.A.                        Enterprise Office I                            7,645,152    4.30%       1.0      5/31/2005
LaSalle Bank, N.A.                        Salt Creek and Sun Annex                       7,410,000    4.19%       1.0      6/30/2005
TN Industrial Development Revenue Bonds   Tennessee Portfolio                            9,000,000    1.30%      17.0      11/9/2002
Chicago Industrial Development            Enterprise VII - Enterprise X                 23,250,000    5.17%       4.0     12/31/2001
IN Industrial Development Revenue Bonds   Enterprise I - Enterprise VI                  24,900,000    3.80%       5.0       1/2/2007


Total Variable Rate Indebtedness

Construction Indebtedness
Deutsche Banc Alex.Brown                  Dearborn Center Mezzanine Loan                65,000,000   12.00%       3.0      1/5/2004
HypoVereinsbank                           Dearborn Center Construction Loan            222,000,000    4.95%       3.0      1/5/2004


Total Construction Indebtedness

Total Indebtedness


Indebtedness Schedule                       Maturity Date
March 31, 2002                                 with              Annualized
                                             Extenion               Debt
Lender                                        Options             Service        03/31/02      03/31/01
------                                        -------             -------        --------      --------
Fixed Rate Indebtedness:
New York Life                                                        *N/A                -  $ 58,165,874
CIGNA                                                            $ 6,487,877  $ 70,278,073    71,638,100
Capital Company of America                                         1,677,986    18,877,920    19,190,110
CIBC Oppenheimer                                                   5,160,473    15,895,880    16,073,834
Midland Loan Services                                              1,263,400    14,976,458    15,144,119
Midland Realty Funding                                             1,213,780    14,376,668    14,537,615
Capital Company of America                                           741,695     8,323,874     8,454,266
Deutsche Banc Alex. Brown /(1)/              2/23/2003             3,525,000    28,900,000    30,000,000
Greenwich Capital                                                    369,266     3,860,187     3,887,110
Capital Company of America                                           437,592     4,937,088     5,012,961
Capital Company of America                                         1,205,607    13,604,886    13,823,657
LaSalle Bank, N.A.                                                 2,061,790    22,602,620    22,756,910
Capital Company of America                                         1,774,166    19,587,112    19,884,128
Capital Company of America                                         1,038,537    11,465,626    11,639,489

CIBC Oppenheimer                                                     274,644     2,730,000     2,762,740

Deutsche Banc Mortgage Capital                                       774,816     8,087,750     8,141,430

Capital Company of America                                         3,986,250    44,110,479    44,593,268
Deutsche Banc Alex. Brown                                            509,611     5,952,700     6,000,000
LaSalle Bank, N.A.                                                   976,755    11,415,659    11,500,000
LaSalle Bank, N.A.                                                   246,565     2,412,296     2,444,000
HT-HG Office LLC                                                   2,091,146             -    16,500,000
Friedman, Billings, & Ramsey                                       1,920,000     3,000,000    12,000,000
                                                                             ----------------------------
Total Fixed Rate Indebtedness                                                  325,395,276   414,149,611

Hedged Variable Rate Indebtedness:
DGZ Deka Bank                               11/15/2007             4,143,764    67,000,000    67,000,000
Greenwich Capital                                                  5,543,125    60,000,000    60,000,000
Fleet National Bank                                                1,145,833    12,500,000    12,500,000
Fleet National Bank                                                2,129,167    20,000,000    20,000,000
Westdeutsche ImmobilienBank                 12/13/2004            12,685,778   153,200,000   156,400,000
                                                                             ----------------------------
Total Hedged Variable Rate Indebtedness                                        312,700,000   315,900,000

Variable Rate Indebtedness:
Corus Bank                                                         5,708,000    66,038,895             -
Corus Bank                                                           825,052    10,500,000    10,500,000
Corus Bank                                                                 -     4,188,069             -
Corus Bank                                                           *N/A                -     5,660,000
LaSalle Bank, N.A.                                                   471,458     5,582,776     5,114,966
LaSalle Bank, N.A.                                                   200,100     7,472,484     7,578,550
LaSalle Bank, N.A.                                                   641,664     7,278,522     7,360,515
TN Industrial Development Revenue Bonds                              378,696     9,000,000     9,000,000
Chicago Industrial Development                                     1,500,411             -    23,250,000
IN Industrial Development Revenue Bonds                            1,629,445    24,900,000    24,900,000
                                                                             ----------------------------
Total Variable Rate Indebtedness                                               134,960,746    93,364,031
                                                                             ----------------------------
Construction Indebtedness
Deutsche Banc Alex.Brown                      1/5/2005             2,193,000    58,102,564    23,761,267
HypoVereinsbank                               1/5/2005              *N/A        83,094,780             -
                                                                             ----------------------------
Total Construction Indebtedness                                                141,197,344    23,761,267
                                                                             ----------------------------

Total Indebtedness                                                           $ 914,253,366 $ 847,174,909
                                                                             ============================

*N/A - Not applicable as debt is no longer outstanding
/(1)/  One one-year extension option

                Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
1                                 (NYSE: PGE)

Indebtedness Allocation as of March 31, 2002

                                  [PIE CHART]

Fixed Rate              41.9%
Hedged Variable Rate    43.3%
Variable Rate           11.1%
Low Floaters IDRBs       3.7%

                                   [GRAPH]

Fixed Rate             $383,497,841
Hedged Variable Rate   $395,794,780
Variable Rate          $101,060,745
Low Floaters IDRBs     $ 33,900,000

                Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
1                                 (NYSE: PGE)                            1Q 2002

Interest Rate Hedge Agreements
March 31, 2002

                          Type of                 Notional        Floating    Financial                                    Maturity
Counterparty                Hedge   Strike         Amount           Index     Institution                                    Date
-----------------------------------------------------------------------------------------------------------------------------------
33 W. Monroe, LLC             Cap    6.50%     $  67,000,000    1 Mo. LIBOR   Fleet National Bank                          01/31/03

33 W. Monroe, LLC             Cap    8.35% -
                                     9.00%     $  12,500,000    1 Mo. LIBOR   Fleet National Bank                          11/15/03

330 N. Wabash Avenue         Swap    6.30%     $ 153,200,000    1 Mo. LIBOR   Morgan Guaranty Trust Company of New York    12/10/02

330 N. Wabash Avenue         Swap    6.30%     $   2,000,000    1 Mo. LIBOR   Morgan Guaranty Trust Company of New York    12/10/02

180 N. LaSalle, LLC           Cap    7.25%     $  60,000,000    1 Mo. LIBOR   SBCM Derivative Products Ltd.                01/15/04

Prime Group Realty, LP        Cap    7.50%     $  20,000,000    1 Mo. LIBOR   Fleet National Bank                          06/30/03

Dearborn Center, LLC          Cap    4.25% -   $  81,000,000 -  1 Mo. LIBOR   HVB Risk Management Products, Inc.           01/05/04
                                     7.40%     $ 230,000,000

77 West Wacker Drive, LLC  Collar    7.75%     $ 157,500,000    1 Mo. LIBOR   Morgan Guaranty Trust Company of New York   9/30/2004

77 West Wacker Drive, LLC  Collar    7.75%     $ 170,000,000    1 Mo. LIBOR   Allied Irish Bank PLC, New York             9/30/2002

                 Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
1                                 (NYSE: PGE)                            1Q 2002

Indebtedness Maturities and Scheduled Amortization Payments
March 31, 2002

                                                                                 Cumulative
                   Scheduled                           Total      Percentage     Percentage
                 Amortization     Scheduled         Scheduled      of Debt        of Debt
        Year       Payments       Maturities        Maturities     Maturing       Maturing
        ----       --------       ----------        ----------     --------       --------
        2002     $ 5,952,503    $ 181,282,776     $ 187,235,279      20.5%          20.5%
        2003       5,994,552       63,666,380        69,660,932       7.6%          28.1%
        2004       6,324,506      201,197,344       207,521,850      22.7%          50.8%
        2005       6,634,049       83,182,436        89,816,485       9.8%          60.6%
        2006       5,944,038       61,366,453        67,310,490       7.4%          68.0%
        2007       5,937,787       24,900,000        30,837,787       3.4%          71.4%
        2008+      8,763,599      253,106,945       261,870,544      28.6%         100.0%
        -----    -----------    -------------     -------------     -----
        TOTAL    $45,551,034    $ 868,702,333     $ 914,253,367     100.0%
                 ===========    =============     =============     =====

                      Percentage of Indebtedness Maturing


                                    [GRAPH]


                                   2002 20.5%
                                   2003  7.6%
                                   2004 22.7%
                                   2005  9.8%
                                   2006  7.4%
                                   2007  3.4%
                                  2008+ 28.6%


                 Cumulative Percentage of Indebtedness Maturing


                                    [GRAPH]
                                   2002  20.5%
                                   2003  28.1%
                                   2004  50.8%
                                   2005  60.6%
                                   2006  68.0%
                                   2007  71.4%
                                  2008+ 100.0%

                Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
1                                 (NYSE: PGE)                            1Q 2002

Indebtedness Maturities with Extension Options and Amortization Payments March 31, 2002

                                                                                            Cumulative
                  Scheduled                                   Total         Percentage      Percentage
                Amortization          Scheduled             Scheduled        of Debt         of Debt
  Year            Payments           Maturities            Maturities        Maturing        Maturing
  ----            --------           ----------            ----------        --------        --------
  2002          $14,735,279        $  22,500,000          $ 37,235,279            4.1%            4.1%
  2003            9,194,552           63,666,380            72,860,932            8.0%           12.1%
  2004            6,324,506          206,800,000           213,124,506           23.3%           35.4%
  2005            6,634,049          157,379,780           164,013,829           17.9%           53.3%
  2006            5,944,038           61,366,453            67,310,491            7.4%           60.7%
  2007            5,937,787           91,900,000            97,837,787           10.7%           71.4%
  2008+           8,763,599          253,106,944           261,870,543           28.6%          100.0%
  -----         -----------        -------------          ------------          -----
  TOTAL         $57,533,810        $ 856,719,557          $914,253,367          100.0%
                ===========        =============          ============          =====

           Percentage of Indebtedness Maturing with Extension Options

                                     [GRAPH]

                        2002                         4.1%
                        2003                         8.0%
                        2004                        23.3%
                        2005                        17.9%
                        2006                         7.4%
                        2007                        10.7%
                        2008+                       28.6%

     Cumulative Percentage of indebtedness Maturing with Extension Options

                                    [GRAPH]

                        2002                         4.1%
                        2003                        12.1%
                        2004                        35.4%
                        2005                        53.3%
                        2006                        60.7%
                        2007                        71.4%
                        2008+                      100.0%

                 Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
1                                 (NYSE: PGE)                            1Q 2002

Indebtedness Schedule for 2002
As of March 31, 2002

                                                                               Current           Debt          Maturities with
Type        Lender                             Portfolio/Property              Amount            Maturity      extension options
------------------------------------------------------------------------------------------------------------------------------------
Fixed       Friedman, Billings, & Ramsey       (1)                             $  3,000,000       5/31/2002        5/31/2002

Variable    Westdeutsche ImmobilienBank        IBM Plaza                        153,200,000      12/13/2002       12/13/2004

Variable    Corus Bank                         Pine Meadows-Single Story         10,500,000        4/1/2002         4/1/2002

Variable    LaSalle Bank, N.A.                 1455 Sequoia Drive (Amurol)        5,582,776       5/31/2002        5/31/2002

Variable    TN Industrial Development          Tennessee Portfolio                9,000,000       11/9/2002        12/1/2014
                                                                               ------------
            Revenue Bonds                                                      $181,282,776
                                                                               ============

(1) Loan is secured by Aurora land, DeKalb land and the right to force Prime Group Realty, L.P., in the event of a default, to sell 1455 Sequoia Drive (Amurol), interest rate increased to 22.0% on 4/1/02 as the loan was not paid back.

Maturing Contractual Obligations
March 31, 2002

                                                     Less
                                                     Than           1-3              4-5             After
                                                   One Year        Years            Years          Five Years          Total
                                                   --------        -----            -----          ----------          -----
Mortgage Notes and Bonds Payable:
   IBM Plaza/(1)/                            $  153,200,000                -                -                -    $  153,200,000
   Pine Meadows-Single Story/(2)/                10,500,000                -                -                -        10,500,000
   1455 Sequoia Drive/(3)/                        5,582,776                -                -                -         5,582,776
   Aurora Land Loan/(4)/                          3,000,000                -                -                -         3,000,000
   TN Industrial Development Revenue Bonds        9,000,000                -                -                -         9,000,000
   Bonds payable                                                                                $   24,900,000        24,900,000
   Scheduled maturities                                   -   $  135,985,438   $  157,126,975      267,808,332       560,920,745
   Principal amortization                         5,952,503                -                -                -         5,952,503
                                             --------------   --------------   --------------   --------------    --------------
Total                                        $  187,235,279   $  135,985,438   $  157,126,975   $  292,708,332    $  773,056,024
                                             ==============   ==============   ==============   ==============    ==============

Construction Financing                                    -   $  141,197,343                -                -    $  141,197,343

Series A preferred shares                    $    3,000,000   $    6,000,000   $    6,000,000              /(5)/  $   15,000,000

Capital lease obligations                    $      325,342   $      664,025   $       11,715                     $    1,001,082
Operating leases                                  2,569,414        5,063,163        4,378,217   $    5,423,307        17,434,100
Tenant improvement allowances                     9,472,861                -                -                -         9,472,861
Liabilities for leases assumed and lease
   reimbursement obligations                      9,326,877       21,796,910       20,356,831       48,992,494       100,473,112
                                             --------------   --------------   --------------   --------------    --------------
Total contractual lease obligations          $   21,694,494   $   27,524,098   $   24,746,763   $   54,415,801    $  128,381,156
                                             ==============   ==============   ==============   ==============    ==============


Total contractual obligations                $  211,929,773   $  310,706,879   $  187,873,738   $  347,124,128    $1,057,634,523


/(1)/ Currently meets a 1.66 debt service coverage ratio which satisfies the
1.40 threshold to extend the loan

/(2)/ Will be assumed upon closing of Blackstone sale

/(3)/ Currently negotiating with lender for a one year extension

/(4)/ Will be retired upon closing of Blackstone sale

/(5)/ Dividends are cumulative and payable at a 7.5% annual rate each quarter that the Series A preferred shares remain outstanding. On February 22, 2002, we amended the agreement and agreed to an additional deferral payment, as defined, of 3.5% calculated on the outstanding Series A preferred shares. This payment accrues from February 8, 2002 to the date of notice of redemption, is payable at redemption and compounds quarterly beginning March 31, 2002. The deferral payment increases by 0.50% every 90 days up to a maximum of 5.25%. As notice of redemption has not been given, the timing and total amount ultimately payable is not determinable and are, therefore, not shown herein.

                 Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
1                                 (NYSE: PGE)                            1Q 2002

Total Office and Industrial Properties and Square Feet Owned
    and Joint Venture Development Interests
March 31, 2002

------------------------
TOTAL PROPERTIES OWNED:
------------------------

Office Properties

Total CBD Office Owned                                                    5
Total Suburban Office Owned                                              19
                                                                      --------

Total Office Owned                                                       24

Industrial Properties

Total Warehouse/Distribution Industrial Owned                            19
Total Crane Industrial Owned                                             11
                                                                      --------

Total Industrial Owned                                                   30
                                                                      --------

Total Office and Industrial Owned                                        54
                                                                      ========


-------------------------
TOTAL SQUARE FEET OWNED:                                         Chicago
-------------------------                                     Metropolitan      %         Other         %          Total SF
                                                              ------------    -----     ---------     -----      ------------
Office Properties
Total CBD Office Owned                                           3,822,957     83.3%      767,181      13.9%        4,590,138

Total Suburban Office Owned                                      2,737,679     94.0%      479,759       6.0%        3,217,438
                                                              ------------              ---------                ------------

Total Office Owned                                               6,560,636              1,246,940                   7,807,576

Industrial Properties
Total Warehouse/Distribution Industrial Owned                    1,748,285      100%            -                   1,748,285

Total Crane Industrial Owned                                     2,166,427      100%            -                   2,166,427
                                                              ------------              ---------                ------------

Total Industrial Owned                                           3,914,712                      -                   3,914,712
                                                              ------------              ---------                ------------

Total Office and Industrial Owned                               10,475,348              1,246,940                  11,722,288
                                                              ============              =========                ============

-----------------------------------------
JOINT VENTURE AND DEVELOPMENT INTERESTS:
-----------------------------------------
                                                             Pro Forma
                                                            Square Feet
                                                            -----------
Pine Meadows        Suburban Office                              91,054
Dearborn Center     CBD Office                                1,515,298
Thistle Landing     Suburban Office                             386,048
77 West Wacker      CBD Office                                  944,556
                                                            -----------
Total Joint Venture and Development Interests                 2,936,956
                                                            ===========



                 Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
1                                 (NYSE: PGE)                            1Q 2002

Property Summary
March 31, 2002

                                                                                   Gross Leasable Area        Annualized Base Rent
                                                                                 --------------------------------------------------
                                                                                    Square                              Annual Base
                                                       Rentable    Year Built/     Footage   % Leased as   Annualized     Rent per
                                          City        Square Feet   Renovated       Leased    of 3/31/01    Base Rent   Square Foot
                                          ----        -----------   ---------       ------    ----------    ---------   -----------
 CBD Office Properties
 ---------------------
 180 North LaSalle Street             Chicago, IL        758,361       1999          685,410       90.4%  $ 12,470,315       $18.19
 208 South LaSalle Street             Chicago, IL        861,566    1914/1956/       793,934       92.2%  $ 11,501,453       $14.49
                                                                    1982/1991
 33 West Monroe Street                Chicago, IL        846,759       1980          786,491       92.9%  $ 12,552,345       $15.96
 77 West Wacker Drive                 Chicago, IL        944,556       1992          925,120       97.9%  $ 25,895,863       $27.99
 IBM Plaza                            Chicago, IL      1,356,826       1971        1,319,664       97.3%  $ 20,938,525       $15.87
 National City Center                Cleveland, OH       767,181       1980          767,001      100.0%  $ 11,725,823       $15.29
                                                      ----------                 --------------------------------------------------
      Subtotal                                         5,535,249                   5,277,620       95.3%  $ 95,084,325       $18.02

 Suburban Office Properties
 --------------------------
 2000 York Road                      Oak Brook, IL       198,737    1960/1986        198,737      100.0%  $  2,462,529       $12.39
 2100 Swift                          Oak Brook, IL        58,000    1985/1991         58,000      100.0%  $    853,107       $14.71
 6400 Shafer Court                    Rosemont, IL       166,749    1980/1990        150,197       90.1%  $  2,157,728       $14.37
 7100 Madison Avenue                Willowbrook, IL       50,157       1998           50,157      100.0%  $    543,552       $10.84
 Atrium Building                     Naperville, IL       65,362       1979           57,073       87.3%  $    869,707       $15.24
 Brush Hill Office Court              Westmont, IL       109,877       1986          106,215       96.7%  $  1,459,252       $13.74
 Centre Square I                     Knoxville, TN        93,711       1988           72,138       77.0%  $  1,159,268       $16.07
 Citibank Building                   Schaumburg, IL      106,174       1979           97,455       91.8%  $  1,912,679       $19.63
 Commerce Point Combined           Arlington Hts, IL     236,771    1987/1989        215,223       90.9%  $  3,402,090       $15.81
 Continental Towers               Rolling Meadows, IL    925,091  1977/1979/1981     799,846       86.5%  $  9,458,318       $11.83
 Enterprise Center                  Westchester, IL      129,655       1987          127,920       98.7%  $  1,667,908       $13.04
 Enterprise Center II               Westchester, IL       62,619    1998/1999         54,270       86.7%  $    751,138       $13.84
 Jorie Plaza                         Oak Brook, IL       191,666    1961/1992        191,666      100.0%  $  3,358,652       $17.52
 Narco River Business Center        Calumet City, IL      65,386       1981           52,065       79.6%  $    711,222       $13.66
 Narco Tower Road                    Schaumburg, IL       50,400       1992           50,400      100.0%  $    604,800       $12.00
 Olympian Office Center                Lisle, IL         165,717       1989          160,023       96.6%  $  2,581,908       $16.13
 Thistle Landing                      Phoenix, AZ        386,048       2000          259,006       67.1%  $  3,391,524       $13.09
 Pine Meadows Corporate Center      Libertyville, IL     203,611       1999          203,611      100.0%  $  2,792,151       $13.71
 Salt Creek/Sun Annex                Schaumburg, IL      126,252    1979/1986         96,463       76.4%  $  1,121,816       $11.63
 Two Century Centre                  Schaumburg, IL      213,097       1989          209,854       98.5%  $  3,240,145       $15.44
                                                      ----------                 --------------------------------------------------
      Subtotal                                         3,605,080                   3,210,319       89.0%  $ 44,499,495       $13.86
                                                      ----------                 -----------              ------------

 Total Office Owned:                                   9,140,329                   8,487,939       92.9%  $139,583,820       $16.44


                Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
1                                 (NYSE: PGE)                            1Q 2002

March 31, 2002

                                                                                   Gross Leasable Area        Annualized Base Rent
                                                                                 --------------------------------------------------
                                                                                    Square                              Annual Base
                                                       Rentable    Year Built/     Footage   % Leased as   Annualized     Rent per
                                          City        Square Feet   Renovated       Leased   of 12/31/01    Base Rent   Square Foot
                                          ----        -----------   ---------       ------   -----------    ---------   -----------
 Warehouse/Distribution Prop.
 ----------------------------
 1401 South Jefferson Street          Chicago, IL          17,265   1965/1985         17,265      100.0%  $    102,819       $ 5.96
 1543 Abbott Drive                    Wheeling, IL         43,930     1983            43,930      100.0%  $    140,063       $ 3.19
 350 Randy Road                     Carol Stream, IL       25,200     1974            25,200      100.0%  $    123,197       $ 4.89
 550 Kehoe Boulevard                Carol Stream, IL       44,575     1997            44,575      100.0%  $    312,649       $ 7.01
 555 Kirk Road                      St. Charles, IL        62,400     1990            62,400      100.0%  $    268,320       $ 4.30
 Arlington Heights Combined        Arlington Hts, IL      304,506     1978           304,506      100.0%  $  1,065,652       $ 3.50
 1051 Kirk Road                       Batavia, IL         120,004     1990           120,004      100.0%  $          0       $ 0.00
 200 Fullerton                      Carol Stream, IL       66,254   1968/1995         66,254      100.0%  $    298,278       $ 4.50
 4211 Madison                         Hillside, IL         90,344   1977/1992         90,344      100.0%  $    393,918       $ 4.36
 4300 Madison                         Hillside, IL        127,129     1980           115,257       90.7%  $    540,067       $ 4.69
 Narco Elmhurst - 343 Carol Lane      Elmhurst, IL         30,084     1989            30,084      100.0%  $    197,351       $ 6.56
 Narco Elmhurst - 370 Carol Lane      Elmhurst, IL         60,290   1977/1994         60,290      100.0%  $    288,552       $ 4.79
 Narco Elmhurst - 388 Carol Lane      Elmhurst, IL         40,502     1979            40,502      100.0%  $    232,224       $ 5.73
 Narco Elmhurst-342-46 Carol Lane     Elmhurst, IL         67,935     1989            67,935      100.0%  $    360,023       $ 5.30
 Narco Hillside-4160-70 Madison       Hillside, IL         79,532   1974/1994         79,532      100.0%  $    385,937       $ 4.85
 Tri-State Industrial-11039 Gage   Franklin Park, IL       21,935   1965/1993         21,935      100.0%  $    123,713       $ 5.64
 Tri-State Industrial-11045 Gage   Franklin Park, IL      136,600   1970/1992        136,600      100.0%  $    601,040       $ 4.40
 Prime Aurora                          Aurora, IL         257,600     2000           216,200       83.9%  $    523,251       $ 2.42
 200 S. Mitchell                      Addison, IL         152,200     1985           152,200      100.0%  $    587,546       $ 3.87
                                                      -----------                --------------------------------------------------
      Subtotal                                          1,748,285                  1,695,013       97.0%  $  6,544,602       $ 3.86

 Crane Properties
 ----------------
 Enterprise Center VII- A,P           Chicago, IL         462,670  1916/1991-96      462,670      100.0%  $  1,087,410       $ 2.35
 Enterprise Center VIII               Chicago, IL         242,199  1916/1991-96       81,859       33.8%  $    302,690       $ 3.70
 Enterprise Center IX- Q,R,S          Chicago, IL         162,682  1916/1991-96      162,682      100.0%  $    516,175       $ 3.17
 Enterprise Center X-T,C              Chicago, IL         172,775  1916/1991-96      169,659       98.2%  $    435,850       $ 2.57
 Enterprise Center II               East Chicago, IN      169,435  1917/1991-97       28,978       17.1%  $     89,020       $ 3.07
 Enterprise Center III              East Chicago, IN      291,550  1917/1991-97      154,275       52.9%  $          0       $ 0.00
 Enterprise Center IV               East Chicago, IN       87,484  1917/1991-97       85,800       98.1%  $    263,494       $ 3.07
 East Chicago Enterprise Center     East Chicago, IN       54,070  1917/1991-97       54,070      100.0%  $    291,657       $ 5.39
 Enterprise Center V                  Hammond, IN         196,475   1920-1952        196,475      100.0%  $    464,987       $ 2.37
 Enterprise Center VI                 Hammond, IN         250,266   1920-1952        248,255       99.2%  $    800,999       $ 3.23
 Hammond Enterprise Center            Hammond, IN          76,821   1920-1952         71,203       92.7%  $    192,127       $ 2.70
                                                      -----------                --------------------------------------------------
      Subtotal                                          2,166,427                  1,715,926       79.2%  $  4,444,409       $ 2.59

 Total Industrial Owned                                 3,914,712                  3,410,939       87.1%  $ 10,989,011       $ 3.22
 Total Office Owned                                     9,140,329                  8,487,939       92.9%  $139,583,820       $16.44
                                                      -----------                --------------------------------------------------

 Total                                                 13,055,041                 11,898,878       91.1%  $150,572,831       $12.65
                                                      ===========                ==================================================


                Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
1                                 (NYSE: PGE)                            1Q 2002

Office Lease Expiration Schedule
March 31, 2002

                                                                            Average Annual
                                        Annual Base*                         Rent per Net      Net Rentable       Percentage of
                          Number of      Rent Under                           Rentable SF     Area Subject       Total Leased SF
        Year of Lease      Expiring       Expiring        Percentage of     Represented by     to Expiring       Represented by
         Expiration         Leases         Leases        Expiring Leases    Expiring Leases    Leases (SF)       Expiring Leases
         ----------         ------         ------        ---------------    ---------------    -----------       ---------------
            2002                124     $ 11,076,086           7.0%             $18.61              595,277            7.3%
            2003                142       12,302,607           7.8%             $17.72              694,288            8.5%
            2004                128       10,781,272           6.9%             $16.98              634,810            7.7%
            2005                129       13,443,176           8.6%             $15.04              893,942           10.9%
            2006                 82       20,111,094          12.8%             $13.98            1,438,072           17.5%
            2007                 39       33,131,130          21.1%             $26.01            1,273,738           15.5%
            2008                 36       13,364,142           8.5%             $18.16              735,751            9.0%
            2009                 20        6,698,086           4.3%             $20.28              330,360            4.0%
            2010                 20       14,910,180           9.5%             $27.41              543,939            6.6%
            2011+                35       21,293,508          13.6%             $20.00            1,064,614           13.0%
            -----            ------    -------------         -----                               ----------          -----
        Total/Average           755     $157,111,281         100.0%             $19.15            8,204,791          100.0%
                             ======    =============         =====                               ==========          =====

        *Does not include month-to-month leases


                        Percentage of Lease Expirations



                                    [Graph]



                Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
1                                 (NYSE: PGE)                            1Q 2002

Industrial Lease Expiration Schedule
March 31, 2002

                                                                                                 Average Annual
                                     Annual Base*                            Rent per Net      Net Rentable Area      Percentage of
                     Number of        Rent Under                             Rentable SF          Subject to         Total Leased SF
     Year of Lease   Expiring          Expiring         Percentage of       Represented by      Expiring Leases       Represented by
      Expiration      Leases            Leases         Expiring Leases     Expiring Leases           (SF)            Expiring Leases
      ----------      ------            ------         ---------------     ---------------           ----            ---------------
         2002                5    $         386,493          2.8%               $6.26                     61,696           1.9%
         2003                7              413,400          3.0%               $5.08                     81,345           2.6%
         2004                8            1,288,321          9.3%               $3.93                    327,961          10.3%
         2005                7            1,463,315         10.6%               $4.12                    355,352          11.1%
         2006               13            2,417,415         17.5%               $4.63                    521,759          16.4%
         2007                6            1,244,286          9.0%               $4.25                    292,617           9.2%
         2008                5              928,052          6.7%               $4.37                    212,501           6.7%
         2009                -                    -          0.0%               $0.00                          -           0.0%
         2010                2              968,462          7.0%               $3.92                    246,800           7.7%
        2011+               10            4,680,839         33.9%               $4.30                  1,088,317          34.1%
        -----        ---------    -----------------       -------                              -----------------         -----
    Total/Average           63    $      13,790,583        100.0%               $4.33                  3,188,348         100.0%
                     =========    =================       =======                              =================         =====

*Does not include month-to-month leases


                        Precentage of Lease Expirations

                                     [GRAPH]

                        2002                       2.8%
                        2003                       3.0%
                        2004                       9.3%
                        2005                      10.6%
                        2006                      17.5%
                        2007                       9.0%
                        2008                       6.7%
                        2009                       0.0%
                        2010                       7.0%
                        2011+                     33.9%

                Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
1                                 (NYSE: PGE)                            1Q 2002

Largest Office Tenants by Gross Revenue
March 31, 2002

                                                                Total Square              2002         % of Total      Gross Revenue
        Tenant                          Building              Footage Occupied       Gross Revenue    Office Portfolio      PSF
        ------                          --------              ----------------       -------------    ----------------      ---
Arthur Andersen, LLP            33 W. Monroe St./IBM Plaza          664,162          $ 17,957,908         9.46%            $27.04

Jenner & Block                  IBM Plaza                           338,032            13,484,444         7.10%            $39.89

R.R. Donnelley & Sons Co.       77 W. Wacker Dr.                    241,569            12,015,576         6.33%            $49.74

First Union Securities, Inc.    77 W. Wacker Dr.                    241,225            11,909,588         6.27%            $49.37

IBM Corporation                 IBM Plaza/Continental Towers        332,999             8,382,344         4.41%            $25.17

Jones Day Reavis & Pogue        77 W. Wacker Dr.                    118,112             6,362,744         3.35%            $53.87

Trizec Hahn                     IBM Plaza                           163,746             6,140,136         3.23%            $37.50

National City Bank              National City Center                559,895             5,918,280         3.12%            $10.57

Accenture                       180 N. LaSalle St.                  171,887             5,577,016         2.94%            $32.45

ABN AMRO Capital Markets        208 S. LaSalle St.                  255,764             5,007,536         2.64%            $19.58
                                                                    -------          ------------       ------             ------
                                                                  3,087,391          $ 92,755,572        48.84%            $30.04
                                                                  =========          ============       ======             ======

                                     [GRAPH]

                Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
1                                 (NYSE: PGE)                            1Q 2002

Largest Office Tenants by Square Footage
March 31, 2002

                                                                         Total Square    % of Total       2002         Gross Revenue
            Tenant                       Building                      Footage Occupied   Portfolio   Gross Revenue        PSF
            ------                       --------                      ----------------   ---------   -------------        ---
Arthur Andersen, LLP            33 W. Monroe St./IBM Plaza                      664,162     5.24%     $17,957,908         $27.04

National City Bank              National City Center                            559,895     4.42%       5,918,280         $10.57

Jenner & Block                  IBM Plaza                                       338,032     2.67%      13,484,444         $39.89

IBM Corporation                 IBM Plaza/Continental Towers                    332,999     2.63%       8,382,344         $25.17

ABN AMRO Capital Markets        208 S. LaSalle St.                              255,764     2.02%       5,007,536         $19.58

R.R. Donnelley & Sons Co.       77 West Wacker Dr.                              241,569     1.91%      12,015,576         $49.74

First Union Securities, Inc.    77 West Wacker Dr.                              241,225     1.90%      11,909,588         $49.37

Accenture                       180 North LaSalle St.                           171,887     1.36%       5,577,016         $32.45

Trizec Hahn                     IBM Plaza/National City Center                  163,746     1.29%       6,140,136         $37.50

Baker & Hostetler               National City Center                            153,768     1.21%       3,251,968         $21.15
                                                                      -----------------    ------     -----------
                                                                              3,123,047    24.65%     $89,644,796         $28.70
                                                                      =================    ======     ===========


                                    [Graph]


                Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
1                                 (NYSE: PGE)                            1Q 2002

Largest Industrial Tenants by Gross Revenue
March 31, 2002

                                                                                    % of Total
                                                                    Total Square        2002       Industrial  Gross Revenue
Tenant                                       Building             Footage Occupied  Gross Revenue  Portfolio        PSF
------                                       --------             ----------------  -------------  ---------        ---
Co-Steel Lasco, Inc.             Enterprise Center VII                     385,345    $ 1,894,328     9.58%        $4.92

Dynamic Manufacturing Company    4160-4190 Madison/4300
                                 Madison/ 4211 Madison                     184,191      1,294,764     6.54%        $7.03

StrandTek, Inc.                  East Chicago Enterprise/                  285,857      1,291,156     6.53%        $4.52
                                 Chicago Enterprise

A.M. Castle & Co.                Enterprise Center V/Hammond               252,595      1,151,840     5.82%        $4.56
                                 Enterprise Center

Semblex Corporation              388 Carol Lane/370 Carol                  143,917        971,708     4.91%        $6.75
                                 Lane/342-346 Carol Lane

BWD Automotives                  11045 Gage Avenue                         136,600        827,036     4.18%        $6.05

Amurol Confections Company       1455 Sequoia Drive                        161,000        726,864     3.67%        $4.51

Plunkett Furniture Company       200 S. Mitchell                            99,051        575,384     2.91%        $5.81

HECO Equipment Management        Enterprise Center VI                      104,182        475,596     2.40%        $4.57

Associated Material Handling     550 Kehoe                                  44,575        387,472     1.96%        $8.69
                                                                         ---------    -----------    ------        -----
                                                                         1,797,313    $ 9,596,148    48.51%        $5.34
                                                                         =========    ===========    ======

                                 Gross Revenue

                                    [GRAPH]


Co-Steel Lasco, Inc.                            $ 1,894,328
Dynamic Manufacturing Company                   $ 1,294,764
StrandTek, Inc.                                 $ 1,291,156
A.M. Castle & Co.                               $ 1,151,840
Semblex Corporation                             $   971,708
BWD Automotives                                 $   827,036
Amurol Confections Company                      $   726,864
Plunkett Furniture Company                      $   575,384
HECO Equipment Management                       $   475,596
Associated Material Hand                        $   387,472


                Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
1                                 (NYSE: PGE)                            1Q 2002

Largest Industrial Tenants by Square Footage
March 31, 2002

                                                                   Total Square       % of
                                                                     Footage          Total              2002         Gross Revenue
Tenant                                    Building                   Occupied       Portfolio        Gross Revenue         PSF
------                                    --------                   --------       ---------        -------------         ---

Co-Steel Lasco, Inc.            Enterprise Center VII                   385,345        3.04%         $ 1,765,327          $4.58

StrandTek, Inc.                 Enterprise Center VIII, IX, X           285,857        2.26%             959,691          $3.36
                                East Chicago Enterprise Center

A.M. Castle & Co.               Enterprise Center V                     252,595        1.99%           1,110,135          $4.39
                                Hammond Enterprise Center

Dynamic Manufacturing           4160-4190 Madison/4300                  184,191        1.45%           1,348,033          $7.32
  Company                       Madison/ 4211 Madison

Amurol Confections Company      1455 Sequoia Drive                      161,000        1.27%             623,436          $3.87

Newco, Inc.                     Enterprise III                          154,275        1.22%             723,576          $4.69

Semblex Corporation             388 Carol Lane/370 Carol                143,917        1.14%             846,406          $5.88
                                Lane/342-346 Carol Lane

BWD Automotives                 11045 Gage Avenue                       136,600        1.08%             773,111          $5.66

HECO Euipment Management        Enterprise Center VI                    104,182        0.82%             470,566          $3.74

Berlin Packaging                Arlington Heights                       104,000        0.82%             415,352          $3.99
                                                                      ---------                      -----------         -------
                                                                      1,911,962       15.09%         $ 9,035,634          $4.73
                                                                      =========       ======         ===========

                                    [GRAPH]

                    Square feet
Co-Steel Lasco, Inc.               385,345
StrandTek, Inc.                    285,857
A.M. Castle & Co.                  252,595
Dynamic Manufacturing
  Company                          184,191
Amurol Confections Company         161,000
Semblex Corporation                143,917
BWD Automotives                    136,600
HECO Euipment Management           104,182
Plunkett Furniture Company          99,051
Alpha Processing, Inc.              77,325

                Supplemental financial and Operating Statistics
                           Prime Group Realty Trtust
1                                 (NYSE: PGE)

Tenants by Standard Industrial Classification (SIC)
As of March 31, 2002

SIC Code   Standard Industrial Classification                       Percentage   Square Feet
--------   ----------------------------------                       ----------   -----------
22-39      Manufacturing                                               21.6%      2,533,026
73         Business Services, Advertising, Technology                  21.4%      2,507,115
81         Legal Services                                              11.7%      1,377,086
60-61      Depository and Non-Depository Institutions                   8.1%        946,163
           Other                                                        6.2%        722,622
48         Communication                                                6.0%        699,767
65         Real Estate                                                  3.9%        457,106
62         Securities and Commodity Brokers                             3.5%        410,195
20-21      Food and Tobacco                                             3.4%        400,314
87         Engineering & Management Consulting Services                 2.8%        332,998
40-47,49   Transportation and Public Utilities                          2.2%        258,210
50-51      Wholesale                                                    1.6%        187,859
52-59      Retail Trade                                                 1.5%        173,891
91-97      Government                                                   1.4%        163,455
80         Health Services                                              1.3%        155,545
63-64      Insurance Carriers, Agents, and Brokers                      1.0%        112,690
83,84,86   Social Services, Museums, Memberships Organizations          0.8%         97,568
15-17      Construction                                                 0.4%         52,229
72         Personal Services                                            0.4%         51,887
82         Educational Services                                         0.4%         48,110
78,79      Motion Pictures, Amusement and Recreation                    0.3%         33,989
12-13      Oil, Gas, and Coal                                           0.0%            423
8          Forestry                                                     0.0%              -
                                                                                 ----------

           Total                                                      100.0%     11,722,288
                                                                    =======================

                                  [PIE CHART]

Legal Services                                11.7%
Depository and Non-Depository Institutions     8.1%
Communication                                  6.0%
Real Estate                                    3.9%
Securities and Commodity Brokers               3.5%
Food and Tobacco                               3.4%
Engineering and Mgmt Consulting                2.8%
Transportation and Public Utilities            2.2%
Wholesale                                      1.6%
Transportation                                 1.4%
Government                                     1.4%
Health Services                                1.3%
Social Services                                0.8%
Insurance                                      1.0%
Education                                      0.4%
Construction                                   0.4%
Personal Services                              0.4%
Motion Pictures, Amusement and Recreation      0.3%
Manufacturing                                 21.6%
Business Services, Advertising, Technology    21.4%

                Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
1                                 (NYSE: PGE)                            1Q 2002

                                     [LOGO]
                                  PRIME GROUP
                                  REALTY TRUST


                         INVESTOR RELATIONS INFORMATION

Inquiries:

Prime Group Realty Trust (NYSE: PGE) welcomes any questions or comments from shareholders, analysts, investment managers, media or prospective investors.

Please address all inquiries to our Investor Relations Department:
------------------------------------------------------------------

Melissa J. Williams
Investor Relations Representative
Prime Group Realty Trust
77 West Wacker Drive
Suite 3900
Chicago, Illinois 60601

Phone:           312.917.1300
Facsimile:       312.917.1597
E-mail:          mwilliams@pgrt.com
                 ------------------
Website:         www.pgrt.com
                 ------------

Independent Public Accountants:
Ernst & Young LLP
Chicago, Illinois

Transfer Agent Services:
LaSalle National Bank
800-246-5761

Research Coverage:
Legg Mason Wood Walker, Inc.              David M. Fick         410.454.5018
                                          Kenneth S. Weinberg   410.454.5175

Stock Exchange Listing:
New York Stock Exchange
Common Shares Symbol: PGE
Preferred Shares Symbol: PGE pb

Our Supplemental Financial Package is available via e-mail. If you would like to receive this document electronically, please send your e-mail address to: mwilliams@pgrt.com
------------------


                Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
1                                 (NYSE: PGE)                            1Q 2002






                                       34